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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2000

                         Internet Security Systems, Inc.
             (Exact name of registrant as specified in its charter)

                   Delaware                                   0-23655                                  58-2362189
----------------------------------------------        ------------------------            ------------------------------------
(State or other jurisdiction of incorporation)        (Commission File Number)            (IRS Employer Identification Number)

                          6600 PEACHTREE-DUNWOODY ROAD
                        EMBASSY ROW, BLDG. 300, STE. 500
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (678) 443-6000

                                 ISS Group, Inc.
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Exhibits.

Exhibit No. - 99.1 Press release dated October 17, 2000



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                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       October 20, 2000


                                Internet Security Systems, Inc.

                                By: /s/ Richard Macchia
                                    ------------------------------------------
                                    Richard Macchia
                                    Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

99.1     Press release dated October 17, 2000